UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SM Energy Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:
.

SM ENERGY COMPANY
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held Virtually on May 23, 2024

You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Meeting and the 2023 Annual Report are available at http://www.viewproxy.com/sm-energy/2024

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before May 15, 2024 to facilitate timely delivery.

Important information regarding the Internet availability of the company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Stockholders of SM Energy Company,
The 2024 Annual Meeting of Stockholders of SM Energy Company will be held virtually on May 23, 2024 at 3:30 PM MDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://www.viewproxy.com/sm-energy/2024/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on May 22, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. If you elect to vote during the meeting, please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Voting Attendance, and Other Matters - “Participating in the Virtual Annual Meeting?” and “How to Vote?”

Voting Items
(1)
The Board of Directors has nominated the below nine persons to stand for election as directors until the next annual meeting of stockholders. As of the date of the accompanying Proxy Statement, no one has been nominated to serve as director other than the nominees listed below.

	01 Carla J. Bailo	02 Stephen R. Brand	03 Barton R. Brookman	04 Ramiro G. Peru
	05 Anita M. Powers	06 Julio M. Quintana	07 Rose M. Robeson	08 William D. Sullivan
09 Herbert S. Vogel
(2)	To approve, on a non-binding advisory basis, the compensation philosophy, policies and procedures, and the compensation of our Company’s named executive officers, as disclosed in the accompanying Proxy Statement.
(3)	To ratify the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for 2024.
The Board of Directors recommend a vote FOR all the nominees listed, and FOR Proposals 2 and 3.
The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.
Material for this Annual Meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://www.viewproxy.com/sm-energy/2024. Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit Virtual Control Number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit Virtual Control Number located in the box below.
E

VIRTUAL CONTROL NO.

SM ENERGY COMPANY
1700 Lincoln Street, Suite 3200
Denver, Colorado 80203
PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE
The following proxy materials are available to you for review at:
http://www.viewproxy.com/sm-energy/2024
The Notice of Meeting and the 2023 Annual Report

HOW TO ACCESS YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.
You must reference your Virtual Control Number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet.
You Will Be Asked To Follow The Prompts To Vote Your Shares.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call 1-877-777-2857
or
By logging onto http://www.viewproxy.com/sm-energy/2024
or
By email at requests@viewproxy.com
Please include the company name and your Virtual Control Number in the e-mail subject line.